SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 7, 2003

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of of incorporation)	000-30207 (Commission file number)	95-4249153 (IRS Employer Identification No.)

800 E. Royal Oaks, Monrovia, CA		91016
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (626) 471-6000

Item 7.  Financial Statements and Exhibits

                (c) Exhibits.

                                                                                                99.1         Press Release, dated April 7, 2003.

Item 9.  Regulation FD Disclosure.

                On April 7, 2003, SeeBeyond Technology Corporation issued a press release announcing preliminary financial results for its fiscal first quarter ended March 31, 2003.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.  This information is provided under Item 12 of Form 8-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

	By:	/s/ BARRY J. PLAGA
Barry J. Plaga
Senior Vice President and Chief Financial Officer

Dated: April 7, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated April 7, 2003.